CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Cost of revenue
Share-based compensation expense	$ 53,850	$ 31,510	$ 24,514
General and administrative expenses
Share-based compensation expense	389,802	1,777,941	222,317
Research and development expenses
Share-based compensation expense	1,788,724	544,786	445,084
Sales and marketing expenses
Share-based compensation expense	$ 127,095	$ 70,707	$ 35,298